EXHIBIT 10.42
                                  -------------

                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

      THIS PLEDGE AND SECURITY AGREEMENT, dated as of February ___, 2001, by and between EUROPEAN MICRO HOLDINGS, INC., a Nevada corporation ("PLEDGOR"), JOHN B. GALLAGHER and JOHN P. GALLAGHER (collectively, the "PLEDGEES").

      WHEREAS, each Pledgee is the holder of a Promissory Note (the "Note") of even date herewith made by Pledgor in the original principal amount of $823,712, subject to the adjustments set forth therein;

      WHEREAS, each Pledgee desires to obtain a security interest in certain property owned by Pledgor;
      WHEREAS, each Pledgee acknowledges that Pledgor has previously pledged and granted security interests in the Pledged Collateral as defined herein to SouthTrust Bank, an Alabama banking corporation ("SOUTHTRUST BANK"); and

      WHEREAS, as an inducement to Pledgees, Pledgor has agreed to grant to Pledgees a security interest in and to the Pledged Collateral (as hereinafter defined).

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS
                         -------------------------------

      Section 1.1.      INTERPRETATIONS.

      Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than Pledgees any right, remedy or claim under or by reason hereof.

      Section 1.2.      OBLIGATIONS SECURED.

      The obligations secured hereby are the obligations of Pledgor to Pledgees under Notes issued by Pledgor to each Pledgee, in the maximum principal amount thereof outstanding from time to time, and any additional amounts payable by or chargeable to Pledgor thereunder or hereunder (collectively, the "OBLIGATIONS").

                                   ARTICLE 2.

               PLEDGE AND ADMINISTRATION OF PLEDGED COLLATERAL

      Section 2.1.      PLEDGED COLLATERAL.

            (a) Pledgor hereby pledges to each Pledgee, and creates in each Pledgee for its benefit, subject to the rights of SouthTrust Bank in the Pledged Collateral (as defined herein), a security interest, for such time as the Obligations shall remain outstanding, in and to all of Pledgor's right, title and interest in and to (collectively, the "PLEDGED COLLATERAL"):

                  (i) the shares of common stock of American Micro Computer Center, Inc., a Florida corporation, (the "PLEDGED SECURITIES"), as more particularly described on Exhibit "1" hereto; and

                  (ii) all products and proceeds from the Pledged Property. The security interest granted by Pledgor to each Pledgee in and to the Pledged Collateral is subject to the rights of SouthTrust Bank in the Pledged Collateral.

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            (b)   Simultaneously   with  the  execution  and  delivery  of  this
Agreement,  Pledgor shall make, execute, acknowledge and deliver to each Pledgee
such  documents  and  instruments,   including,  without  limitation,  financing
statements, certificates, affidavits and forms as may, in each Pledgee's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of each Pledgee in the Pledged Collateral, and each Pledgee shall hold such documents and instruments as a secured party, subject to the terms and conditions contained herein.

      Section 2.2.      RIGHTS; INTERESTS; ETC.

            (a)   So  long   as  no   Event   of   Default   (as   hereinafter
defined) shall have occurred and be continuing:

                  (i) Pledgor shall be entitled to exercise any and all rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms hereof; and

                  (ii) Pledgor shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Collateral.

            (b) Upon the occurrence and during the continuance of an Event in Default:
                  (i) Subject to the rights of SouthTrust in the Pledged Collateral and subject to Section 2.2(b)(iii) hereof, all rights of Pledgor to exercise the rights which it would otherwise be entitled to exercise pursuant to
Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in each Pledgee who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; PROVIDED, HOWEVER, that if either Pledgee shall become entitled and shall elect to exercise its right to realize

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on the  Pledged  Collateral  pursuant  to  Article V hereof,  then all cash sums received by either Pledgee, or held by Pledgor for the benefit of Pledgees and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations.

                  (ii) Subject to the rights of SouthTrust Bank in the Pledged Collateral, all interest, dividends, income and other payments and distributions which are received by Pledgor contrary to the provisions of Section 2.3(b)(i) hereof shall be received in trust for the benefit of Pledgees, shall be segregated from other property of Pledgor and shall be forthwith paid over to Pledgees;

                  (iii) notwithstanding anything contained hereto to the contrary, Pledgor shall retain any voting rights it may have with respect to any of the Pledged Securities until such time as Pledgees are entitled and elects to exercise its rights to realize on the Pledged Securities pursuant to Article V hereof.

            (c) Each of the following events shall constitute a default under this Agreement (each an "EVENT OF DEFAULT"):

                  (i) any default, whether in whole or in part, shall occur in the payment to Pledgees of principal, interest or other item comprising the Obligations as and when due, which default shall continue for a period of thirty
(30) days after the receipt of written notice thereof by Pledgor;

                  (ii) any default, whether in whole or in part, shall occur in the due observance or performance of any other covenant, term or provision to be performed under this Agreement by Pledgor, or the Note, and all exhibits thereto which default is not described in any other subsection of this Section, and such default shall continue for a period of thirty (30) days after the receipt of

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written notice thereof by Pledgor; PROVIDED, HOWEVER, that if Pledgor shall have commenced to cure such default within such thirty (30) day period and shall proceed continuously in good faith and with due diligence to cure such default, then such period instead shall be sixty (60) days;

                  (iii) Pledgor shall: (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code;
(4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction; or

                  (iv) any case, proceeding or other action shall be commenced against Pledgor for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 2.2(c)(iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to Pledgor, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the

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assets and  properties  of  Pledgor,  and any of the  foregoing  shall  continue unstayed and in effect for any period of ninety (90) days.

                                   ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE

      Section 3.1.      PLEDGEES APPOINTED ATTORNEY-IN-FACT.

      Upon the occurrence of an Event of Default and only as long as such Event of Default shall be continuing, and subject to the rights of SouthTrust Bank in the Pledged Collateral, Pledgor hereby appoints each Pledgee as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in either Pledgee's discretion to take any action and to execute any instrument which either Pledgee may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to Pledgor representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Each Pledgee may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Collateral as and when either Pledgee may determine. To facilitate collection, and subject to the rights of SouthTrust Bank in the Pledged Collateral, either Pledgee may notify account debtors and obligors on any Pledged Collateral to make payments directly to Pledgees.

      Section 3.2.      PLEDGEES MAY PERFORM.

      If Pledgor fails to perform any agreement contained herein, either Pledgee, at its option, may itself perform, or cause performance of, such agreement, and the reasonable expenses of Pledgees incurred in connection therewith shall be payable by Pledgor under Section 8.3.

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                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

      Section 4.1.      AUTHORIZATION; ENFORCEABILITY.

      Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.

      Section 4.2.      OWNERSHIP OF PLEDGED COLLATERAL.

      Pledgor warrants and represents that Pledgor is the legal and beneficial owner of the Pledged Collateral.

      Section 4.3.      DUE ORGANIZATION.

      Pledgor warrants and represents that it: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; (ii) has the corporate power and authority necessary to entitle it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted or proposed to be conducted; and (iii) is duly qualified and in good standing to do business as presently conducted or proposed to be conducted.

                                   ARTICLE 5.

                   DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL
                   ----------------------------------------

      Section 5.1.      DEFAULT AND REMEDIES.

            (a) If an Event of Default described in Section 2.2(c)(i) and (ii) occurs and is continuing for the period set forth therein, then in each such

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case  either  Pledgee may  declare  the  principal  amount to be due and payable immediately, by a notice in writing to Pledgor, and upon any such declaration, such principal amount shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) or (iv) occurs and is continuing for the period set forth therein, then the principal amount of the Note shall automatically become immediately due and payable without declaration or other act on the part of either Pledgee.

            (b) Upon the occurrence of an Event of Default, either Pledgee shall, subject to the rights of SouthTrust Bank in the Pledged Collateral, (i) be entitled to receive all distributions with respect to the Pledged Collateral,
(ii) to cause the Pledged Collateral to be transferred into the name of either Pledgee or its nominee, (iii) to dispose of the Pledged Collateral, and (iv) to realize upon any and all rights in the Pledged Collateral then held by Pledgees.

      Section 5.2. METHOD OF  REALIZING  UPON THE  PLEDGED  COLLATERAL: OTHER
                   REMEDIES.

      Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, and subject to the rights of SouthTrust in the Pledged Collateral, the following provisions shall govern Pledgees' right to realize upon the Pledged Collateral;

            (a) Any item of the Pledged Collateral may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that Pledgees shall give Pledgor ten (10) business days' prior written notice of the time and place or of the time after which a private sale may be made (the "SALE NOTICE")), which notice shall in any event be commercially reasonable. At any sale or sales of the Pledged Collateral, Pledgor may bid for and purchase the whole or any part of the Pledged Collateral and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to Pledgees. Pledgor will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and

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affidavits and supply or cause to be supplied such further  information and take such further action as Pledgees reasonably shall require in connection with any such sale.

            (b) Subject to the rights of SouthTrust Bank in the Pledged Collateral, any cash being held by either Pledgee as Pledged Collateral and all cash proceeds received by either Pledgee in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as follows:

                  (i) to the payment of all amounts due Pledgees for the expenses reimbursable to it or them hereunder or owed to it pursuant to
Section 8.3 hereof;

                  (ii) to the payment of the amounts then due and unpaid for principal of and interest on the Note.

                  (iii) the balance, if any, to the person or persons entitled thereto, including, without limitation, Pledgor.

            (c) Subject to the rights of SouthTrust Bank in the Pledged Collateral, in addition to all of the rights and remedies which Pledgor and Pledgees may have pursuant to this Agreement, Pledgor and Pledgees shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

            (d)
                  (i) Subject to the rights of SouthTrust Bank in the Pledged Collateral, if Pledgor fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then either Pledgee may institute a judicial proceeding for the collection of the sums so due and unpaid, may

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prosecute  such  proceeding to judgment or final decree and may enforce the same against Pledgor and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Pledgor, wherever situated.

                  (ii) Pledgor agrees that it shall be liable for any reasonable expenses incurred by either Pledgee in connection with enforcement, collection and preservation of the Note, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included under Section 8.3 hereof.

      Section 5.3.      PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to Pledgor or the property of Pledgor or of such other obligor or their creditors, each Pledgee (irrespective of whether the principal of the Note shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether either Pledgee shall have made any demand on Pledgor for the payment of overdue principal, if any, or interest) shall, subject to the rights of SouthTrust Bank in the Pledged Collateral, be entitled and empowered, by intervention in such proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount of principal of the Note and interest owing and unpaid in respect of the Note and to file such other papers or documents as may be necessary or advisable in order to have the claims of either Pledgee (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by either Pledgee permitted hereunder and of either Pledgee allowed in such judicial proceeding), and

                  (ii) subject to the rights of SouthTrust Bank in the Pledged Collateral, to collect and receive any monies or other property payable or

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deliverable  on any such claims and to distribute  the same;  and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by either Pledgee to make such payments to Pledgees and, in the event that Pledgees shall consent to the making of such payments directed to Pledgees, to pay to Pledgees any amounts for expenses due it hereunder.

      Section 5.4.      DUTIES REGARDING PLEDGED COLLATERAL.

      Neither Pledgee shall have a duty as to the collection or protection of the Pledged Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Collateral actually in Pledgees' possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS
                              ---------------------

      Pledgor covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless Pledgees shall consent otherwise in writing (as provided in Section 8.4 hereof):

      Section 6.1.      EXISTENCE, PROPERTIES, ETC.

            (a) Pledgor shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain its due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a material adverse effect; and (b) Pledgor shall not do, or cause to be done, any act impairing its corporate power or authority (i) to carry on its business as now conducted, and
(ii) to execute or deliver  this  Agreement or any other  document  delivered in

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connection herewith (which other loan instruments collectively shall be referred to as the "LOAN INSTRUMENTS") to which it is or will be a party, or perform any of its obligations hereunder or thereunder.

      Section 6.2.      DEFENSE OF COLLATERAL, ETC.

      Pledgor shall defend and enforce its right, title and interest in and to any part of the Pledged Collateral.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS
                               ------------------

Pledgor covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, Pledgor shall not, unless Pledgees shall consent otherwise in writing incur any liens incurred in respect of indebtedness on the Pledged Collateral which are superior to the Obligations.

                                   ARTICLE 8.

                                  MISCELLANEOUS
                                  -------------

      Section 8.1.      NOTICES.

      All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same, if to Pledgor, European Micro Holdings, Inc., 808 Third Avenue South, Nashville, Tennessee 37210, Attention: Jay Nash, Chief Financial Officer, with a copy to Clayton E. Parker, Esq., Kirkpatrick & Lockhart LLP, 201 S. Biscayne Boulevard, 20th Floor, Miami, Florida 33131 and if to Pledgees, at the addresses shown on the books of Pledgor. Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of

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such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

      Section 8.2.      SEVERABILITY.

      If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

      Section 8.3.      EXPENSES.

      In the event of an Event of Default, Pledgor will pay to Pledgees the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which Pledgees or the Holder may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Collateral; (ii) the exercise or enforcement of any of the rights of Pledgees hereunder or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

      Section 8.4.      WAIVERS, AMENDMENTS, ETC.

      Pledgees' delay or failure at any time or times hereafter to require strict performance by Pledgor of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of either Pledgee under this Agreement to demand strict compliance and performance herewith. Any waiver by either Pledgee of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of Pledgor contained in this Agreement, and no Event of Default,

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shall be deemed to have been waived by either Pledgee, nor may this Agreement be
amended,  changed  or  modified,  unless  such  waiver,  amendment,   change  or
modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Holder.

      Section 8.5.      CONTINUING SECURITY INTEREST.

      This Agreement shall create a continuing security interest in the Pledged Collateral and shall: (i) remain in full force and effect until payment in full of the Obligations; and (ii) be binding upon Pledgor and its successors and
(iii) inure to the benefit of Pledgees and their successors and permitted assigns. Upon the payment or satisfaction in full of the Obligations, Pledgor shall be entitled to the return, at its expense, of such of the Pledged Collateral as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

      Section 8.6.      APPLICABLE LAW:  JURISDICTION.

      This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflicts of law principles. Pledgees and Pledgor hereto: (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Miami-Dade County, Florida; (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding; and (iii) irrevocably submit to the jurisdiction of any federal or state court in Miami-Dade County, Florida, in any such suit, action or proceeding. Pledgees and Pledgor hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

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      Section 8.7.      ENTIRE AGREEMENT.

      This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

                             [Signature page to follow]
      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    PLEDGOR:

                                    EUROPEAN MICRO HOLDINGS, INC.

                                    By:_______________________________________

                                    Name:_____________________________________

                                    Title:____________________________________


PLEDGEES:

____________________________________
John B. Gallagher

____________________________________
John P. Gallagher

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                                   EXHIBIT "1"
                                   -----------

                                PLEDGED PROPERTY

      One hundred (100) shares of common stock, par value $0.01 per share, of American Micro Computer Center, Inc. held by European Micro Holdings, Inc.